UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 3, 2020
Date of Report (date of earliest event reported)

MOOG Inc.
(Exact name of registrant as specified in its charter)

NY	1-05129		16-0757636
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

400 Jamison Rd	East Aurora,	New York	14052-0018
(Address of Principal Executive Offices)			(Zip Code)
(716) 652-2000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	MOG.A	New York Stock Exchange
Class B common stock	MOG.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02	Results of Operations and Financial Condition

On November 6, 2020, Moog Inc. (the “Company”) issued a press release discussing results of operations for the quarter and year ended October 3, 2020. A copy of the press release is included as exhibit 99.1 of this report.

The information in this report is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise be subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, except as expressly stated by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 3, 2020, the Executive Compensation Committee (the “Committee”) of the Board of Directors amended the Moog Inc. Management Short Term Incentive Plan (amended and restated, effective September 29, 2017) (the “Plan”) to reinstate the discretion feature of the original plan adopted in 2015, allowing for Committee discretion concerning the payout amount (the "Amendment"). The Amendment will allow the Committee to consider changes in circumstances during the fiscal year and adjust the STI bonus payable.
The actions of the Committee were ratified by the Board of Directors on November 3, 2020. The foregoing description is qualified in its entirety by the full text of the Amendment, which is attached hereto as Exhibit 10.1.

Item 8.01	Other Events

On November 6, 2020, the Company issued a press release announcing that the Company’s Board of Directors declared a quarterly dividend of $.25 per share on the Company's issued and outstanding shares of Class A common stock and Class B common stock. The dividend will be paid on December 7, 2020 to all shareholders of record as of the close of business on November 20, 2020. A copy of the press release is included as Exhibit 99.2 of this report.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

10.1	Second Amendment to the Moog Inc. Management Short Term Incentive Plan, effective as of November 3, 2020.
99.1	Press release dated November 6, 2020, announcing Moog Inc.’s results of operations for the quarter and year ended October 3, 2020.
99.2	Press release dated November 6, 2020, announcing cash dividend.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOOG INC.

Dated:	November 6, 2020	By:	/s/ Michael J. Swope
		Name:	Michael J. Swope
Controller